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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Com21, Inc. on Form S-8 of our report dated January 21, 2000, appearing in the Annual Report on Form 10-K of Com21, Inc. for the year ended December 31, 1999.


/s/ DELOITTE & TOUCHE LLP
San Jose, California
June 22, 2000